UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2014 (March 20, 2014)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On March 20, 2014, the Board of Directors of Northrim BanCorp, Inc. (the "Company") and its wholly owned subsidiary, Northrim Bank (the "Bank"), elected Karl M. Hanneman to serve on their respective boards, until the 2014 Annual Shareholders’ Meeting or until a successor has been elected and qualified.
Mr. Hanneman's appointment to the boards of the Company and the Bank were disclosed publicly on March 24, 2014. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements – not applicable.
(b) Proforma financial information – not applicable.

Exhibit No.	Description

99.1	Press Release dated March 24, 2014 announcing the election of Karl M. Hanneman to the Board of Directors of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

March 24, 2014	By:	/s/ Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: EVP, CFO, and COO

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 24, 2014 announcing the election of Karl M. Hanneman to the Board of Directors of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank.